                    CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 31 to the Registration Statement No. 2-74667 on Form N-4 (the "Registration Statement") of (1) our report dated February 8, 1999 relating to the financial statements of Separate Account No. 301 of The Equitable Life Assurance Society of the United States for the year ended December 31, 1998, and (2) our report dated
February 8, 1999 relating to the consolidated financial statements of The Equitable Life Assurance Society of the United States for the year ended December 31, 1998, which reports appear in such Statement of Additional Information, and to the incorporation by reference of our reports into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the headings "Condensed Financial Information" and "About our independent accountants" in the Prospectus.





/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
New York, New York
April 28, 1999